FUND
SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y

	PSDTX	PSDBX	PSDLX	PSDGX	PSDRX	PSDYX

Putnam Short Duration Income Fund
Summary prospectus
10/10/11

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Putnam Short Duration Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 10/10/11, are incorporated by reference into this summary prospectus.

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Goal

Putnam Short Duration Income Fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales
charge (load) (as a
	Maximum sales charge	percentage of original
	(load) imposed on	purchase price or
	purchases (as a percentage	redemption proceeds,
Share class	of offering price)	whichever is lower)

Class A	NONE	1.00%*

Class B	NONE	5.00%*

Class C	NONE	1.00%*

Class M	NONE	0.15%*

Class R	NONE	NONE

Class Y	NONE	NONE

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Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

						Total annual
						fund operating
			Other		Expense	expenses after
Share	Management	Distribution and	expenses	Total annual fund	reimbursement	expense
class	fees	service (12b-1) fees	**	operating expenses	***	reimbursement

Class A	0.35%	0.10%	0.62%	1.07%	(0.67%)	0.40%

Class B	0.35%	0.50%	0.62%	1.47%	(0.67%)	0.80%

Class C	0.35%	0.50%	0.62%	1.47%	(0.67%)	0.80%

Class M	0.35%	0.15%	0.62%	1.12%	(0.67%)	0.45%

Class R	0.35%	0.50%	0.62%	1.47%	(0.67%)	0.80%

Class Y	0.35%	N/A	0.62%	0.97%	(0.67%)	0.30%

* A deferred sales charge on class A, B and C shares may apply to certain redemptions of shares purchased by exchange from another Putnam fund. A deferred sales charge on class M shares may apply to redemptions of shares from certain rollover accounts.

** Other expenses are based on estimated amounts for the current fiscal year.

*** Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least October 30, 2012. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

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Share class	1 year	3 years

Class A	$41	$220

Class B	$82	$346

Class C	$82	$346

Class M	$46	$236

Class R	$82	$346

Class Y	$31	$188

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s portfolio turnover rate will be available after the fund completes its first fiscal year.

Investments, risks, and performance

Investments

The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. We may also invest in U.S. –dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund's interest-rate sensitivity. The longer a fund's duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

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Risks

It is important to understand that you can lose money by investing in the fund.

The effects of inflation may erode the value of your investment over time. The prices of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with fixed income investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Fixed income investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term debt. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011

Joanne Driscoll, Portfolio Manager, portfolio manager of the fund since 2011

Kevin Murphy, Portfolio Manager, portfolio manager of the fund since 2011

Raman Srivastava, Portfolio Manager, portfolio manager of the fund since 2011

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Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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